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                                                                    Exhibit 10.8

                                                                  EXECUTION COPY


                           ADVISORY SERVICES AGREEMENT
                           ---------------------------

         THIS ADVISORY SERVICES AGREEMENT (this "AGREEMENT") is entered into as of December 19, 2001, by and among Hawaiian Airlines, Inc., a Hawaii corporation (the "COMPANY"), Smith Management LLC, a New York limited liability company ("SMITH MANAGEMENT"), and John W. Adams. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Agreement and Plan of Merger, dated the date hereof, among the Company, Aloha Airgroup, Inc., TurnWorks Acquisition III, Inc. and TurnWorks, Inc., as it may be amended from time to time (the "MERGER AGREEMENT").

         WHEREAS, Smith Management and Mr. Adams have been providing financial advisory, investment banking and other services to the Company since 1996 with the understanding that at an appropriate time Smith Management, Mr. Adams and the Company would memorialize an agreement to compensate Smith Management and Mr. Adams for such services;

         WHEREAS, Mr. Adams is an officer of Smith Management and Chairman of the Board of the Company, and has been requested by both the Company and Smith Management to provide advisory services to the Company in addition to those provided directly by Smith Management and in addition to services provided as Chairman of the Board; and

         WHEREAS, such services have included the evaluation of various strategic alternatives to enhance shareholder value, the design, in coordination with another advisor, of the share repurchase program approved by the Board of Directors, information technology projects, various analyses of fuel-hedging programs, as well as the transactions currently contemplated in connection with a proposed merger with the parties to the Merger Agreement (the "TRANSACTION").

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. SCOPE OF ENGAGEMENT. In the course of their engagement as advisors, Smith Management and Mr. Adams have performed, and will perform, such advisory services for the Company in connection with the proposed Transaction as the parties may reasonably agree are customary and appropriate in transactions of this type.

         2. FEES AND EXPENSES. For their services hereunder, upon consummation of the Transaction, the Company will pay to Smith Management and John Adams fees in the aggregate of $5,000,000.

         As additional consideration for our services hereunder, upon consummation of the Transaction, the Company (or, if the Company does not survive as a legal entity as a result of the Transaction, the surviving parent company in the Transaction) will issue to Smith Management (or one or more of its designees) 1,000,000 shares (the "Shares") of common stock (which

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number is not subject to adjustment) of the Company (or, if the Company does not survive as a legal entity as a result of such Transaction, 1,000,000 shares of common stock of the surviving parent company in the Transaction) and $2,000,000 principal amount of 8% Notes due 2008 of the Company (or, if the Company does not survive as a legal entity as a result of such Transaction, $2,000,000 principal amount of 8% Notes due 2008 of the surviving parent company in the Transaction).

         In connection with the issuance of the Shares, Smith Management acknowledges that the issuance of such Shares to it (and its designee) will not be registered under the Securities Act of 1933, as amended (the "SECURITIES Act"), and, upon receipt by it, will constitute "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act. Smith Management will not offer to sell or otherwise dispose of the Shares so acquired by it in violation of any of the registration requirements of the Securities Act. Smith Management represents and warrants that it (and its designee) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         The Company represents and warrants to Smith Management that none of the information to be included or incorporated by reference in any registration statement, prospectus or proxy statement to be used by the Company in connection with the Transaction will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; PROVIDED, HOWEVER, that the Company makes no such representation or warranty with respect to any information provided for inclusion or incorporation by reference therein that was provided by Smith Management.

         There shall be no obligation hereunder to reimburse for expenses, except as provided in the indemnity letter annexed hereto.

         3. CERTAIN ACKNOWLEDGMENTS. The Company acknowledges that Smith Management and Mr. Adams have been retained hereunder solely as advisors to the Company, and not as advisors to or agents of any other person, and that the Company's engagement hereunder of Smith Management and Mr. Adams is as an independent contractor and not in any other capacity, including as a fiduciary. Smith Management may, to the extent it deems appropriate, render the services hereunder through one or more of its affiliates. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company or any of the other parties to the Merger Agreement referenced above) as against Smith Management, Mr. Adams or their affiliates or their respective directors, officers, agents and employees.

         The Company should be aware that Smith Management and/or its affiliates may be providing or may in the future provide financial or other services to other parties with conflicting interests ("advisees"). However, consistent with Smith Management's long-standing policy to hold in confidence the affairs of advisees, Smith Management will not use confidential information obtained from the Company except in connection with its services to, and its


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relationship with, the Company, nor will it use on the Company's behalf any confidential information obtained from any other advisee.

         4. INDEMNITY. Smith Management and the Company have entered into a separate letter agreement, dated the date hereof, providing for the indemnification of Smith Management by the Company in connection with Smith Management's engagement hereunder, the terms of which are incorporated into this Agreement in their entirety. Notwithstanding anything herein, or in the indemnity letter to the contrary, nothing herein shall entitle Smith Management or any of its affiliates to any indemnity or contribution other than in connection with this engagement; and nothing herein shall limit any obligation or liability that any affiliate of Smith Management may have under the Merger Agreement referenced above and the "ancillary agreements" referenced therein.

         5. TERMINATION OF ENGAGEMENT. Smith Management's engagement will continue until the earlier of the consummation of the Transaction and the termination of the Merger Agreement referenced above. Smith Management and Mr. Adams may terminate this Agreement at any time, with or without cause, by giving written notice to the Company; PROVIDED, HOWEVER, that no such expiration or termination will affect the matters set out in this section or under the captions "Use of Information," "Certain Acknowledgments" and "Miscellaneous" or in the separate letter agreement relating to indemnification.

         6. NO OTHER PAYMENTS. Smith Management and Mr. Adams represent and warrant, as of the date hereof and as of the date of the consummation of the Transaction, that they are entitled to no other payment from any of the parties to the Merger Agreement referenced above or any of their successors or assigns, except as expressly set forth in such Merger Agreement and the "ancillary agreements" referenced therein, or that may be payable to Mr. Adams solely in his capacity as Chairman of the Board of the Company, including with respect to options held by Mr. Adams as of the date hereof.

         7. MISCELLANEOUS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be binding on all successors to the Company, including the surviving company in any merger of the Company. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court located in the city of Wilmington if any dispute arises under this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit or proceeding relating to this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any court other than any such court,


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(iv) waives any right to trial by jury with respect to any action; suit or proceeding related to or arising out of this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (v) waives any objection to the laying of venue of any action, suit or proceeding arising out this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any such court, (vi) waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (vii) agrees that a final judgment in any such action, suit or proceeding in any such court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.


















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         IN WITNESS WHEREOF, the Company, Smith Management and Mr. Adams have caused this Agreement to be executed as of the date first written above.

                                   Smith Management LLC

                                   By    /s/ John W. Adams
                                      -----------------------------------------
                                      Name: John W. Adams
                                      Title: President


                                      JOHN W. ADAMS


                                         /s/ John W. Adams
                                      -----------------------------------------


                                   HAWAIIAN AIRLINES, INC.


                                   By    /s/ Paul J. Casey
                                      -----------------------------------------
                                      Name: Paul J. Casey
                                      Title: Vice Chairman and
                                             Chief Executive Officer


                                   By    /s/ Christine R. Deister
                                      -----------------------------------------
                                      Name: Christine R. Deister
                                      Title: Executive Vice President and
                                             Chief Financial Officer



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                                                 Annex to the Advisory Agreement



                                                               December 19, 2001

Smith Management LLC
885 Third Avenue, 34th Floor
New York, New York  10022
Attention:  John W. Adams

Ladies and Gentlemen:

         In connection with the engagement of Smith Management Company LLC ("SMITH MANAGEMENT") to assist us with the Transaction (as defined in the engagement letter dated as of the date hereof between us and Smith Management) and the other activities referenced therein (the "ENGAGEMENT"), we agree that we will indemnify and hold harmless you and your affiliates and their respective directors, officers, agents and employees and each other person controlling you or any of your affiliates (collectively, the "INDEMNIFIED PARTIES"), to the full extent lawful, from and against any losses, expenses, claims or proceedings (collectively, "LOSSES") (i) related to or arising out of (A) oral or written information provided by us, our employees or our other agents, which information either we or you provide to any actual or potential buyers, sellers, investors or offerees, or (B) any other action or failure to act by us, our directors, officers, agents or employees or by you or any indemnified party at our request or with our consent, or (ii) otherwise related to or arising out of the engagement or any transaction or conduct in connection therewith, except that this clause (ii) shall not apply with respect to any losses that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party, or, if applicable, a breach of fiduciary duty, of such indemnified party to B.

         We agree that we will not, without prior written consent of Smith Management, settle any pending or threatened claim or proceeding related to or arising out of the engagement or any actual or proposed transactions or other conduct in connection therewith (whether or not you or any indemnified party is a party to such claim or proceeding) unless such settlement includes a provision unconditionally releasing you and each other indemnified party from, and holding all such persons harmless against, all liability in respect of claims by any releasing party related to or arising out of the engagement or any transactions or conduct in connection therewith. We will also promptly reimburse each indemnified party for all expenses (including counsel fees and expenses) as they are incurred by such indemnified party in connection with investigating, preparing for, defending, or providing evidence in, any pending or threatened claim or proceeding related to or arising out of the engagement or any actual or proposed transaction or other conduct in connection therewith or otherwise in respect of which indemnification or contribution may be sought hereunder (whether or not you or any indemnified party is a party to such claim or proceeding) or in enforcing this agreement.

         We further agree that no indemnified party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to us or any of our affiliates, creditors or security holders for or in connection with the engagement or any actual or proposed transactions or other conduct in connection therewith, except for losses incurred by us that are finally judicially




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determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party, or, if applicable, a breach of fiduciary duty, of such indemnified party to B.

         This Agreement is in addition to any rights you may have at common law or otherwise and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court located in the city of Wilmington if any dispute arises under this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit or proceeding relating to this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any court other than any such court, (iv) waives any right to trial by jury with respect to any action; suit or proceeding related to or arising out of this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby, (v) waives any objection to the laying of venue of any action, suit or proceeding arising out this Agreement, the ancillary agreements or any transaction contemplated hereby or thereby in any such court, (vi) waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (vii) agrees that a final judgment in any such action, suit or proceeding in any such court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by applicable law. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall remain in full force and effect notwithstanding the completion or termination of the engagement.

                                   Very truly yours,


                                   HAWAIIAN AIRLINES, INC.


                                   By    /s/ Paul J. Casey
                                      -----------------------------------------
                                      Name: Paul J. Casey
                                      Title: Vice Chairman and
                                             Chief Executive Officer

                                   By    /s/ Christine R. Deister
                                      -----------------------------------------
                                      Name: Christine R. Deister
                                      Title: Executive Vice President and
                                             Chief Financial Officer



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Accepted and agreed to as of
 the date set forth above:

Smith Management LLC


By    /s/ John W. Adams
   ---------------------------------
   Name: John W. Adams
   Title: President










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